UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2021

ACM Research, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:           Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

STAR Listing and STAR IPO

As previously announced, on November 18, 2021 we completed:
•	a listing of shares of our subsidiary ACM Research (Shanghai), Inc., or ACM Shanghai, on the Shanghai Stock Exchange’s Sci-Tech innovAtion boaRd, known as the STAR Market; and
•	a concurrent initial public offering of ACM Shanghai shares in the Peoples Republic of China.

In connection with the above listing and offering, ACM Shanghai submitted an information document, or the ID, to the Shanghai Stock Exchange, or the SSE. The SSE posted the ID to the SSE’s website on November 12, 2021. A copy of the ID is included as Exhibit 99.01 to this report.

The ACM Shanghai shares referred to in the ID and this Item 8.01 have not been and will not be registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This report is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of these shares in any jurisdiction in which such offer, solicitation or sale would be unlawful.

STAR Market Record

In accordance with the SSE’s rules governing the STAR Market, ACM Shanghai filed with the SSE a Record of Investor Relation Activity (No. 2021‑01), or the Record. The SSE posted the Record to the SSE’s website on December 1, 2021. A copy of the Record is included as Exhibit 99.02 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.01*†	Information Document of ACM Research (Shanghai), Inc. published by the Shanghai Stock Exchange on November 12, 2021

99.02*	Record of Investor Relation Activity (No. 2021‑01) filed by ACM Research (Shanghai), Inc. with the Shanghai Stock Exchange on December 1, 2021

104	Cover Page Interactive Data File (embedded within the XBRL document)

* Unofficial English translation of original document prepared in Mandarin Chinese.
† Certain information redacted and replaced with “[***]”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACM RESEARCH, INC.

By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer
Dated: December 10, 2021